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The Brazil Fund, Inc.

Semiannual Report
December 31, 2000

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.
--------------------------------------------------------------------------------

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment characteristics

o closed-end investment company investing in a broad spectrum of Brazilian industries

o a vehicle for international diversification through participation in the Brazilian economy

General Information
--------------------------------------------------------------------------------

Executive Offices

   The Brazil Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

   For account information: 1-800-621-1048
   Kemper Service Company
   P.O. Box 219153
   Kansas City, MO 64121-9153

Custodian

   Brown Brothers Harriman & Co.

Legal Counsel

   Debevoise & Plimpton

Independent Accountants

   PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- BZF


Contents
--------------------------------------------------------------------------------

Letter to Stockholders ................................    3
Investment Summary ....................................    5
Portfolio Summary .....................................    6
Investment Portfolio ..................................    7
Financial Statements ..................................   10
Financial Highlights ..................................   13
Notes to Financial Statements .........................   14
Report of Independent Accountants .....................   17
Dividend Reinvestment
   and Cash Purchase Plan .............................   18
Investment Manager and Administrator ..................   21
Directors and Officers ................................   21





--------------------------------------------------------------------------------
This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

The Brazil Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

Dear Stockholders:

   We are pleased to report on the investment activities of The Brazil Fund, Inc. for the six-month period ended December 31, 2000. As you know, in 2000 the fund changed its fiscal year-end to June 30. For comparative purposes, we will also report on the calendar-year results. The closing price of the fund's shares on the New York Stock Exchange was $16.44 on December 29, 2000, a 25% discount to the net asset value of $21.91. For the calendar year, the fund's NAV share price declined 8.1%, its market share price 11%, and its total return based on net asset value 3.47%. For the six-month period, the fund's NAV share price declined 8.7%, its market share price 4%, and its total return based on net asset value 4.07%. This performance, while negative for the periods under review, compared favorably with the performance of the Sao Paulo Stock Exchange index (BOVESPA), which fell 17.63% for the calendar year and 15.52% for the six-month period in dollar terms.

Investment Backdrop

   We are encouraged by the progress of the Brazilian economy in recent months. GDP growth is estimated at 4% for the year 2000, well above the 0.8% of 1999. The Central Bank was able to reduce interest rates without igniting inflation (inflation fell to 6% at year-end, down from a 7.9% peak in August). Partly in response to this success, both Moody's and Standard & Poor's have upgraded Brazil's sovereign debt, which eased borrowing costs. Consumption is strong, credit is improving, and economic growth in Brazil for 2001 is projected to remain strong at 4%. Additionally, the improved economic environment has boosted legislative confidence, which in turn has helped improve the potential for passage of various reform packages presented to Congress.

   There are other positive signs as well. Brazilian authorities are addressing deficiencies in the capital-markets regime, and progress has been made toward improving the treatment of minority shareholders through a comprehensive overhaul of the investment laws, although to date the changes are still pending before Congress. Moreover, the Comissao de Valores Moviliaros (CVM), Brazil's version of the Securities and Exchange Commission, has been strengthened and now plays a more active role in investment matters. We also anticipate tax reform to take hold over the next two years, and the increase in minimum wages should augment the purchasing power of the Brazilian people, who have already benefited from the decline in inflation. While there are no quick fixes to Brazil's various economic difficulties, we are impressed with the progress made in 2000, particularly with respect to fiscal responsibility. On the external front, the outlook for trade is positive, particularly among soft commodities. Lower oil prices will also help, as Brazil remains a net importer. Finally, Brazil is largely immune to any economic slowdown in the United States, unlike Mexico. As a relatively closed economy, Brazil has very limited exports as a percentage of GDP.

   The industry that holds most of our attention right now is telecommunications, given the many changes which have occurred in the sector, both in valuations and in outlook over the past year. Given the intense need and demand for such infrastructure in Brazil, there is increasing competition among telephone companies. We are especially interested in the outlook for fixed-line companies as they will be pursuing cellular licenses, and companies offering both fixed and cellular services are more attractive than those offering just standard cellular. We anticipate industry consolidation led by those companies with the balance sheets to afford acquisitions.

The Brazil Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

Fund Strategy

   Our strong relative performance owes largely to our long-standing commitment to investing in the companies with the strongest balance sheets, best managements, and attractive valuations relative to cash flow generation. This philosophy accounts for our underweighting in the cellular telecom and our overweighting in strong value stocks. Our diversification outside the once-hottest-of-the-hot telecom sector led to our strong performance at year-end as some of our core holdings performed very well. Actually, the December rally was so strong it resulted in a portfolio concentration that we are now working to diversify.

   Our top-performing stock was diversified beverage conglomerate Bebidas das Americas, which continues to push forward with its exporting agenda and the refinement of its distribution channels. Not surprisingly, oil giant Petrobras also contributed significantly to performance. The recent de-monopolization of this company has proceeded smoothly. While Petrobras remains the dominant player in Brazil's rich oil resources, they now share that province with a broad range of major international producers. Detractors from performance include our telecommunications holdings. Over the last six months of the calendar year, we added to positions in Votorantim Celulose e Papel, Empresa Bras de Aerona, Brasil Telecom, Gerdau, Cia Siderurgica Nacional, and Pao de Acucar. Sales were concentrated in cellular telephony and construction, as well as Tele Norte Leste and Banco Bradesco for diversification purposes.

Outlook

   Given the progress that has been made in recent months, our outlook for Brazil is optimistic. However, a few problems hover in the background. There remain high levels of both external and internal debt that, while manageable at current interest rates, leave Brazil dependent on favorable external conditions. Additionally, foreign direct investment at significant levels is required to finance the current account deficit as Brazil remains a very weak exporter. In order to lure investors, Brazil will need to demonstrate a consistent improvement in the reduction of the cost of doing business and growth in corporate earnings. Brazil will also likely need to provide evidence that ongoing reform is for real. The risk is that with a congressional election looming, and positioning for the presidential election in 2002 already beginning, political noise for the year 2001 might distract politicians from further emphasis on reforms. However, with a stronger Central Bank and a diligent finance ministry, the economy should remain on track.

   While this has not been a strong period for investment returns, we believe that despite the difficult nature of Brazilian politics and economics, many companies offer first-rate management, healthy balance sheets, strong cash flow generation capabilities, and attractive valuations. We maintain a highly concentrated portfolio, with our top ten holdings currently representing over 70% of the portfolio. Some of these stocks have been core holdings of the fund for many years. Turnover remains low, as we believe that these companies offer excellent opportunities for growth in more favorable economic times, and good defensive capabilities in more turbulent periods.

   As always, we encourage investors to focus on the long-term potential of a country rich in resources and opportunity. The road there is never smooth, but Brazil has demonstrated resiliency and the ability to recover from crisis in recent years.

Respectfully,

/s/Nicholas Bratt             /s/Juris Padegs

Nicholas Bratt                Juris Padegs
President                     Chairman of the Board
                              and Director

The Brazil Fund, Inc.
Investment Summary as of December 31, 2000
--------------------------------------------------------------------------------

                                                Total Return (%)
Historical              ----------------------------------------------------------------------
Information                  Market Value         Net Asset Value (a)           Index (b)
                        -------------------   ------------------------    --------------------
                                   Average                    Average                  Average
                        Cumulative  Annual    Cumulative      Annual       Cumulative  Annual
                        -------------------   ------------------------    --------------------

     Current Quarter         .89      .89        -2.90        -2.90          -9.41     -9.41

     One Year              -6.58    -6.58        -3.47        -3.47         -17.63    -17.63

     Three Year            11.75     3.77        18.38         5.78         -14.35     -5.03

     Five Year             34.53     6.11        82.71        12.81          76.87     12.08

     Ten Year             478.95    19.20       756.24        23.95       1,849.01     34.58


--------------------------------------------------------------------------------
Per Share Information and Returns (a)

     Yearly periods ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE TOTAL RETURN (%)

CHART DATA:

                        1991    1992    1993    1994    1995      1996      1997     1998    1999    2000
-----------------------------------------------------------------------------------------------------------
Net Asset Value .....  $13.80  $14.12  $20.98  $31.10  $20.73    $25.75    $26.42    $14.92  $23.86  $21.91

Income Dividends ....  $   --  $   --  $  .08  $   --  $  .30    $  .55    $  .51    $  .75  $  .45  $ 0.42

Capital Gains and
Other Distributions .  $   --  $  .66  $  .74  $ 2.46  $ 1.05    $  .32    $ 2.75    $ 2.27  $   --  $  .50

Total Return (%) ....  131.16    6.43   54.19   61.09  -23.31(c)  28.89(c)  19.75    -25.42   64.43   -3.47

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  Bovespa Stock Index ($)

(c)  Total returns would have been lower had certain expenses not been reduced.

 Past results are not necessarily indicative of future performance of the Fund.

The Brazil Fund, Inc.
Portfolio Summary as of December 31, 2000
--------------------------------------------------------------------------------

Diversification

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

        Equity Securities           97%
        Cash Equivalents             3%
                                   ----
                                   100%
                                   ====

--------------------------------------------------------------------------------
Sectors         Sector breakdown of the Fund's equity securities (excluding
                3% cash equivalents)

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

        Banking                     21%
        Telecommunications          18%
        Food and Beverage           14%
        Petroleum                   13%
        Utilities                    8%
        Mining                       6%
        Forest Products              4%
        Retail                       4%
        Electrical Equipment         3%
        Other                        9%
                                   ----
                                   100%
                                   ====


--------------------------------------------------------------------------------
Ten Largest Equity Holdings (70% of Portfolio)

1.  Banco Itau S.A.
2.  Companhia de Bebidas das
    Americas
3.  Petroleo Brasileiro S.A.
4.  Companhia Vale do Rio Doce
5.  Banco Bradesco S.A.
6.  Tele Norte Leste Participacoes S.A.
7.  Tele Centro Sul Participacoes S.A.
8.  Companhia Paranaense de Energia
    Copel
9.  Companhia Brasileira de
    Distribuicao Grupo Pao de Acucar
10. Weg S.A.

The Brazil Fund, Inc.
Investment Portfolio as of December 31, 2000
--------------------------------------------------------------------------------

                                                                                                         Principal
                                                                                                        Amount ($)        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.9%

Salomon Brothers, 6.3%, to be repurchased at $10,548,379 on 1/2/2001**
  (Cost $10,541,000) ...............................................................................      10,541,000      10,541,000
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Shares
------------------------------------------------------------------------------------------------------------------------------------
Equity Securities 97.1%

Retail 3.5%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (pfd.)* ...................................     355,136,400      12,985,244
                                                                                                                        ------------
Tobacco 2.0%
Souza Cruz S.A. (voting) ...........................................................................       1,692,143       7,462,785
                                                                                                                        ------------
Food & Beverage 13.5%
Companhia de Bebidas das Americas (voting) .........................................................     181,269,565      43,690,613
Sadia S.A.  (pfd.) .................................................................................      10,120,045       6,020,129
                                                                                                                        ------------
                                                                                                                          49,710,742
                                                                                                                        ------------
Textiles 0.9%
Sao Paulo Alpargatas S.A. (pfd.) ...................................................................      47,579,600       3,269,573
                                                                                                                        ------------
Telecommunications 17.4%
Brasil Telecom Participacoes S.A. (pfd.) ...........................................................   1,614,456,600      18,545,553
Brasil Telecom S.A .................................................................................     972,043,100       8,269,844
Embratel Participacoes S.A. (pfd.) .................................................................     668,223,400      10,143,289
Tele Celular Sul Participacoes S.A. (pfd.) .........................................................     453,000,000       1,196,385
Tele Centro Oeste Celular Participacoes S.A. (pfd.) ................................................     905,000,000       3,141,974
Tele Nordeste Celular Participacoes S.A. (pfd.) ....................................................     760,400,000       1,563,694
Tele Norte Leste Participacoes (pfd.) ..............................................................     888,807,592      19,143,548
Telemig Celular S.A. "C" (pfd.) ....................................................................      55,100,000       1,299,512
Telesp Celular Participacoes S.A. (pfd.) ...........................................................      65,500,000         690,269
                                                                                                                        ------------
                                                                                                                          63,994,068
                                                                                                                        ------------
Banking 20.2%
Banco Bradesco S.A. (pfd.) .........................................................................   2,674,430,768      19,201,041
Banco Bradesco S.A. (pfd.) Rights* (b) .............................................................     102,594,029         341,980
Banco Itau S.A. (pfd.)* ............................................................................     576,779,480      54,720,105
                                                                                                                        ------------
                                                                                                                          74,263,126
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                       Shares          Value ($)
--------------------------------------------------------------------------------

Real Estate 0.3%
Sao Carlos Empreendimentos (pfd.) ..............     499,904,418       1,060,054
                                                                     -----------
Containers 0.3%
Dixie Toga S.A. (pfd.)* ........................       4,349,000       1,170,885
                                                                     -----------
Glass 1.1%
Companhia Vidraria Santa Marina (voting) .......       2,340,236       4,092,413
                                                                     -----------
Electrical Equipment 3.0%
Weg S.A. (pfd.) ................................      16,226,600      10,859,340
                                                                     -----------
Petroleum 12.8%
Petrobras Distribuidora S.A. (pfd.)* ...........     269,800,000       3,874,051
Petroleo Brasileiro S.A. (pfd.) ................       1,837,399      43,136,475
                                                                     -----------
                                                                      47,010,526
                                                                     -----------

Oil/Gas Transmission 0.5%
Ultrapar Participacoes S.A. (pfd.) .............     177,148,000       1,680,635
                                                                     -----------
Mining 6.0%
Companhia Vale do Rio Doce (pfd.) ..............         906,104      22,062,471
                                                                     -----------
Iron & Steel 2.8%
Companhia Siderurgica Nacional (voting) ........     114,400,000       3,643,200
Gerdau S.A. (pfd.) .............................     733,600,000       6,703,975
                                                                     -----------
                                                                      10,347,175
                                                                     -----------

Forest Products 3.6%
Aracruz Celulose S.A. "B" (pfd.) ...............       6,101,599       8,886,431
Votorantim Celulose e Papel S.A. (pfd.) ........     161,900,000       4,566,410
                                                                     -----------
                                                                      13,452,841
                                                                     -----------

Utilities 7.8%
Centrais Eletricas Brasileiras S.A. "B" (pfd.) .     455,000,000       8,402,333
Companhia Energetica de Minas Gerais (pfd.) ....     363,019,229       5,249,817
Companhia Paranaense de Energia Copel "B" (pfd.)   1,140,700,000       9,242,595
Companhia Paranaense de Energia Copel (voting) .     841,742,700       5,607,301
                                                                     -----------
                                                                      28,502,046
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                                  Shares          Value ($)
--------------------------------------------------------------------------------------------

Other Financial Companies 0.2%
Bradespar S.A. (pfd.)* ....................................   1,228,692,307         743,516
Bradespar (pfd.) Rights* (b) ..............................     851,465,925               4
                                                                               ------------
                                                                                    743,520
                                                                               ------------

Transportation 1.2%
Empresa Bras De Aerona (pfd.) .............................         480,000       4,480,000
                                                                               ------------
Total Equity Securities (Cost $181,698,586) ...............                     357,147,444
                                                                               ------------
--------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100.0% (Cost $192,239,586) (a)                    367,688,444
                                                                               ============
--------------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost of the investment portfolio for federal income tax purposes was $192,268,194. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $175,420,250. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $194,657,141 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,236,891.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $341,984 (0.09% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values as of December 31, 2000. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. There was no cost for these securities at December 31, 2000. These securities may also have certain restrictions as to resale. The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $192,239,586) ...................   $ 367,688,444
Cash ......................................................................             777
Foreign currency, at value (cost $4,972,170) ..............................       4,874,166
Dividends receivable ......................................................       3,265,892
Interest receivable .......................................................           5,534
                                                                              -------------
Total assets ..............................................................     375,834,813
                                                                              -------------
LIABILITIES
Dividends payable .........................................................      15,122,029
Accrued management fee ....................................................         329,751
Other accrued expenses and payables .......................................         273,566
                                                                              -------------
Total liabilities .........................................................      15,725,346
                                                                              -------------
Net assets, at value ......................................................   $ 360,109,467
                                                                              =============
NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income (604,111) Net unrealized appreciation (depreciation) on:
   Investments ............................................................     175,448,858
   Foreign currency related transactions ..................................        (111,889)
Accumulated net realized gain (loss) ......................................      (3,231,907)
Paid-in capital ...........................................................     188,608,516
                                                                              -------------
Net assets, at value ......................................................   $ 360,109,467
                                                                              =============
Net asset value per share ($360,109,467 / 16,436,988 shares of common stock
   outstanding, $.01 par value, 50,000,000 shares authorized)                 $       21.91
                                                                              =============

    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Statement of Operations

-------------------------------------------------------------------------------------
 Investment Income
-------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $315,879) ...............   $  5,243,816
Interest ............................................................        367,942
                                                                        ------------
Total Income ........................................................      5,611,758
                                                                        ------------
Expenses:
Management fee ......................................................      2,096,009
Adminstrator's fee ..................................................         25,205
Services to shareholders ............................................         24,179
Custodian and accounting fees .......................................        319,541
Auditing ............................................................         45,652
Legal ...............................................................          5,676
Directors' fees and expenses ........................................         57,856
Reports to shareholders .............................................         24,577
                                                                        ------------
                                                                           2,598,695
                                                                        ------------
Net investment income (loss) ........................................      3,013,063
                                                                        ------------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments .........................................................     (1,448,937)
Foreign currency related transactions (including CPMF tax of $15,343)       (127,698)
                                                                        ------------
                                                                          (1,576,635)
                                                                        ------------
Net unrealized appreciation (depreciation) during the period on:
Investments .........................................................    (20,474,531)
Foreign currency related transactions ...............................       (338,647)
                                                                        ------------
                                                                         (20,813,178)
                                                                        ------------
Net gain (loss) on investment transactions ..........................    (22,389,813)
                                                                        ------------
Net increase (decrease) in net assets resulting from operations .....   $(19,376,750)
                                                                        ============


    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                  Ended
                                                                                December 31,    Year Ended
Increase (Decrease) in Net Assets                                                  2000        June 30, 2000
---------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .............................................   $   3,013,063    $   7,882,128
Net realized gain (loss) on investment transactions ......................      (1,576,635)      11,742,464
Net unrealized appreciation (depreciation) on investment
   transactions during the period.........................................     (20,813,178)      99,926,891
                                                                             -------------    -------------
Net increase (decrease) in net assets resulting from
   operations.............................................................     (19,376,750)     119,551,483
                                                                             -------------    -------------
Distributions to shareholders from:
Net investment income ....................................................      (6,903,535)      (4,928,756)
                                                                             -------------    -------------
Net realized gains .......................................................      (8,218,494)            --
                                                                             -------------    -------------
Fund share transactions:
Reinvestment of distributions ............................................            --            140,973
                                                                             -------------    -------------
Net increase (decrease) in net assets from Fund share transactions .......            --            140,973
                                                                             -------------    -------------
Increase (decrease) in net assets ........................................     (34,498,779)     114,763,700
Net assets at beginning of period ........................................     394,608,246      279,844,546
                                                                             -------------    -------------
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of
    ($604,111) and $3,286,361, respectively) .............................   $ 360,109,467    $ 394,608,246
                                                                             =============    =============

Other Information
Shares outstanding at beginning of period ................................      16,436,988       16,429,333
Shares issued to shareholders in reinvestment of
   distributions..........................................................            --              7,655
                                                                             -------------    -------------
Shares outstanding at end of period ......................................      16,436,988       16,436,988
                                                                             =============    =============


    The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

-----------------------------------------------------------------------------  -----------------------------------------
                                          Six Months         Years Ended
                                            Ended               June 30,                Years Ended December 31,
                                         December 31,  ----------------------  -----------------------------------------
                                             2000        2000      1999(d)       1998      1997      1996       1995
-----------------------------------------------------------------------------  -----------------------------------------

Per Share Operating Performance
Net asset value, beginning of period .  $ 24.01       $ 17.03     $ 14.92     $ 26.42   $ 25.75   $ 20.73    $ 31.10
                                        -------       -------     -------      -------   -------   -------    -------
Income (loss) from investment
operations:
Net investment income (loss) (a) .....      .18           .48         .26         .82       .60       .55        .38
Net realized and unrealized gain
  (loss) on investment transactions ..    (1.36)         6.80        2.00       (9.30)     3.33      5.34      (7.63)
                                        -------       -------     -------      ------    -------   -------    ------
Total from investment operations .....    (1.18)         7.28        2.26       (8.48)     3.93      5.89      (7.25)
                                        -------       -------     -------      ------    -------   -------    ------
Less distributions from:
Net investment income ................     (.42)         (.30)       (.15)       (.75)     (.51)     (.55)      (.30)
Net realized gains on investment
  transactions........................     (.50)           --          --       (2.27)    (2.75)     (.32)      (.90)
In excess of net realized gains on
  investment transactions.............       --            --          --          --        --        --       (.15)
                                        -------       -------     -------      -------   -------   -------    ------
Total distributions ..................     (.92)         (.30)       (.15)      (3.02)    (3.26)     (.87)     (1.35)
                                        -------       -------     -------      ------    ------    ------     ------
Dilution resulting from rights
  offering ...........................       --            --          --          --        --        --      (1.77)
                                        -------       -------     -------      -------  -------   -------    ------
Net asset value, end of period .......  $ 21.91       $ 24.01     $ 17.03     $ 14.92   $ 26.42   $ 25.75    $ 20.73
                                        =======       =======     =======      =======  =======   =======    =======
Market value, end of period ..........  $ 16.44       $ 17.13     $ 14.75     $ 10.88   $ 21.00   $ 22.25    $ 21.13
                                        =======       =======     =======      =======  =======   =======    =======
Total Return (%)
Per share market value (%) ...........      .90**       17.99       37.22**    (31.61)    10.16      9.29     (26.37)
Per share net asset value (%) (b) ....    (4.07)**      43.28       15.48**    (25.42)    19.75     28.89(c)  (23.31)(c)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)      360           395         280         243       429       418        336
 Ratio of expenses before expense
   reductions (%).....................     1.35*         1.49        1.67*       1.56      1.46      1.62       1.67
 Ratio of expenses after expense
   reductions  (%) ...................     1.35*         1.49        1.67*       1.56      1.46      1.60       1.62
Ratio of net investment income
(loss) (%)............................     1.57*         2.42        3.47*       3.57      1.91      2.22       1.54
Portfolio turnover rate (%) ..........        3*           14           4*         17         6         9         10

(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c)  Total returns would have been lower had certain expenses not been reduced.

(d) For the six months ended June 30, 1999. On May 26, 1999, the Fund changed the fiscal year end from December 31 to June 30.

*    Annualized         ** Not annualized

The Brazil Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   -------------------------------

The Brazil Fund, Inc., (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

The Brazil Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
   ---------------------------------

During the six months ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $11,840,671 and $5,229,170, respectively.

C. Related Parties
   ---------------

Under the Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("Scudder" or the "Manager"), the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million, 1.05% per annum of the value of the Fund's average weekly net assets on the next $150 million, 1.00% per annum of the value of the Fund's average weekly net assets on the next $200 million, and 0.90% per annum of the value of the Fund's average weekly net assets in excess of $500 million. For the six months ended December 31, 2000, the fee pursuant to the Agreement amounted to $2,096,009, which was equivalent to an annualized effective rate of 1.09%.

The Fund and the Manager have an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the six months ended December 31, 2000, the Administrator Fee amounted to $25,205, all of which is unpaid at December 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 2000, the amount charged to the Fund by SFAC aggregated $98,472, of which $15,299 is unpaid at December 31, 2000.

The Brazil Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. Effective November 17, 2000, Kemper Service Company, ("KSC") a wholly owned subsidiary of the manager, is the shareholder service agent of the Fund. For the six months ended December 31, 2000, the amount charged by SSC and KSC to the Fund aggregated $7,500, of which $1,250 is unpaid at December 31, 2000.

The Fund pays each Director not affiliated with the Manager an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the six months ended December 31, 2000, Directors' fees and expenses amounted to $57,856.

D. Foreign Investment and Exchange Controls in Brazil
   --------------------------------------------------

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank, for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

The Brazil Fund, Inc.
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 15, 2001

The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Kemper Service Company, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by Kemper Service Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible. Pricing of Dividends and

Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date, subject to the amendment described below under "Amendment of the Plan." In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

   Effective October 1, 2000, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent,

The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a

The Brazil Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

maximum of $3.50, plus brokerage commissions from the sale transaction. Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Kemper Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-621-1048.

The Brazil Fund, Inc.
Investment Manager and Administrator
--------------------------------------------------------------------------------

     The investment manager of The Brazil Fund, Inc. is Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

     The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients who invest primarily in foreign securities include twenty-one open-end investment companies as well as portfolios for institutional investors.

     The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Argentina Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc., which are traded on the New York Stock Exchange.


Directors and Officers
--------------------------------------------------------------------------------

JURIS PADEGS*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

ROBERT J. CALLANDER
    Director

ROBERTO TEIXEIRA DA COSTA
    Director and Resident Brazilian Director

EDGAR R. FIEDLER
    Director

KENNETH C. FROEWISS
    Director

WILLIAM H. LUERS
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director and Resident Brazilian Director

HAROLD M. WILLIAMS
    Director

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

JUDITH A. HANNAWAY*
    Vice President

TARA C. KENNEY*
    Vice President

PAUL H. ROGERS*
    Vice President

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN MILLETTE*
    Vice President and Secretary

JOHN R. HEBBLE*
    Treasurer

BRENDA LYONS*
    Assistant Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Zurich Scudder Investments, Inc.